UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2017 (October 27, 2017)

ENVISION HEALTHCARE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37955	62-1493316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1A Burton Hills Boulevard
Nashville, Tennessee		37215
(Address of Principal Executive Offices)		(Zip Code)

(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 27, 2017, Ronald A. Williams, then a member of the Board of Directors (the “Board”) of Envision Healthcare Corporation (the “Company”), notified the Company of his decision to resign from the Board and its compensation and nominating and corporate governance committees, effective immediately. Mr. Williams stated that he made his decision to resign from the Board in order to focus on his role as an Operating Advisor at a private equity firm. Mr. Williams’ resignation did not result from any disagreement with the Company, and prior to his resignation, Mr. Williams supported the Board’s previously announced decision to initiate a full review of strategic alternatives. Mr. Williams, a Class I director, had been elected to serve a term expiring at the Company’s 2020 annual meeting of stockholders.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Mr. Williams’ resignation from the Board reduced the number of directors currently serving on the Board to twelve. On October 31, 2017, the Board approved an amendment to the Amended and Restated By-Laws of the Company (the “Bylaws”), pursuant to which the definition of the Entire Board of Directors in the Bylaws was changed to twelve directors. The amendment also provides that the size and composition of the Board may be further altered in the future by vote of a majority of the Entire Board of Directors.

The foregoing description of the changes to the Bylaws above is qualified in its entirety by the Second Amended and Restated By-laws of the Company filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Second Amended and Restated By-laws of Envision Healthcare Corporation (as of October 31, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Envision Healthcare Corporation

By:	/s/ Kevin D. Eastridge
Kevin D. Eastridge

Executive Vice President and Chief Financial Officer
(Principal Financial and Duly Authorized Officer)

Date:    October 31, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Second Amended and Restated By-laws of Envision Healthcare Corporation (as of October 31, 2017).